                        SEMIANNUAL REPORT / JUNE 30, 2002

                             AIM FLOATING RATE FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                 SAILBOATS AROUND THE PENINSULA BY PETER SICKLES

SAILBOATS GLIDE MAJESTICALLY ON A PLACID OCEAN ON THEIR WAY TO A FRIENDLY PORT.

   WHETHER THE ECONOMIC WATERS ARE CALM OR TURBULENT, AIM FLOATING RATE FUND

ENDEAVORS TO BE A STABLE INVESTMENT VEHICLE FOR SHAREHOLDERS WHILE TRANSPORTING

                      THEM TO THEIR FINANCIAL DESTINATION.

================================================================================

AIM Floating Rate Fund is for shareholders who seek a high level of current income and preservation of capital as is consistent with investing in senior secured floating rate corporate loans and senior secured debt securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o The fund's performance figures are historical, and they reflect fund expenses, reinvestment of all distributions and changes in net asset value.

o For Class C shares, had the distributor not waived fees, returns would have been lower.

o When sales charges are included in performance figures, performance reflects the maximum applicable early withdrawal charge. For Class B shares, the early withdrawal charge declines from 3% beginning at the time of purchase to 0% at the beginning of the fifth year. For Class C shares, the early withdrawal charge is 1% for the first year after purchase.

o The 30-day distribution rate is calculated by dividing the annualized sum of the previous 30 days' dividends declared by the offering price per share on the last day of the period.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o The fund invests primarily in higher-yielding, lower-rated senior secured floating rate corporate loans and other debt obligations that are subject to the risk of nonpayment of scheduled interest or principal payments, which may cause the fund to experience a decline in net asset value per share. Prepayment of principal by borrowers may require the fund to replace its investment with a lower-yielding security that may adversely affect the net asset value of the fund.

o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

o The London Interbank Offered Rate (LIBOR) is the interest rate the world's most creditworthy banks charge one another for large loans. It is used worldwide as a base interest rate for loans made to major commercial and industrial corporations.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Our nation and markets have been shaken lately by terrorism
ROBERT H.           and war, an economic downturn, and a two-year bear market
GRAHAM]             for equities. But perhaps most seriously for us as
                    investors, reports of accounting and other irregularities at a few companies have damaged confidence in corporate governance and financial reporting. Such confidence is essential to the efficient functioning of financial markets.
                    We will support legislative or regulatory changes that may be desirable to assure accurate financial disclosure and sounder business ethics.

                       It is worth noting that, despite extensive media coverage
                    of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the U.S. Financial and regulatory institutions and individual firms are already responding.

   For example, by the time you receive this, the New York Stock Exchange likely will have implemented new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors. They raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. They mandate shareholder votes on equity-based compensation such as stock options. They require chief executives to attest to the accuracy and completeness of information provided to investors. As companies and regulators focus on improving standards in this area, I am certain our markets, and investors' trust in them, will become stronger.

   It is also worth noting, as Federal Reserve Chairman Alan Greenspan did in recent Congressional testimony, that our economy is sound, with manufacturing and services expanding. Inflation is under control, and productivity and profits are rising.

   As I write this, the disconnect between the health of the economy and the bearishness of the equity markets is unusual. Major equity indexes are off from 30% to 75% from their highs. AIM's funds have not been immune. I am well aware that your investments in our funds may have declined, perhaps significantly. Since I and the vast majority of AIM employees invest in our funds, directly or through AIM's retirement plans, we understand how unpleasant this has been. All of us at AIM thank you for staying with us during this period. We are working diligently to maintain your trust and confidence.

   While we certainly believe that the worst is behind us, unfortunately we cannot assure you that you will not experience even further declines if equity markets continue to weaken. All we can be sure of is that at some point, hopefully soon, equities will recover. We continue to position our funds for that recovery.

   As always, we encourage you to see your financial advisor for a portfolio checkup and a fresh look at your investing objectives. Especially during such a tough market, it can be difficult to focus on the long term. Your financial advisor can help.

REASONS FOR LONG-TERM OPTIMISM

Despite recent scandals, we caution shareholders against becoming unduly pessimistic. I am optimistic about the long-term prospects for the U.S. and our markets. A great deal of the world's intellectual capital resides within our borders, and our political and business structure has provided unparalleled incentive for hard work and innovation. As noted investor Warren Buffett observed, anyone who has bet against America the past 250 years has lost.

   Other investments also have appealing potential. The likelihood of stable interest rates is strong, and bonds typically do well in such an environment. Internationally, European economic data point to a pickup in manufacturing and consumer confidence, and in Asia, export-led recovery is a dominant theme.

   However, no one anticipates a return to the heady days of the 1990s. Realistic expectations would serve us all well. Over the very long term, annual returns for domestic equities have averaged approximately 10%; fixed-income investments typically return less.

   As we all know, bull markets do end. So do bear markets. We are hopeful that the equity markets, which many experts consider significantly undervalued right now, will soon recover.

   The following pages contain your fund managers' discussion of factors that influenced your fund and how they managed the fund during the six months covered by this report.

   Briefly, even as economic signals were generally positive and corporate profits generally improving, investors remained cautious. Stock markets were quite volatile and yields on many fixed-income investments declined. In such an environment, we believe AIM Floating Rate Fund represents an attractive investment opportunity.

   You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
July 29, 2002

FUND CONTINUES TO OFFER SOLID CURRENT INCOME


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REPURCHASE REMINDER...

AIM Floating Rate Fund's final quarterly repurchase offer dates for 2002 are October 25-November 15. During this period, shareholders may tender (redeem) their shares in AIM Floating Rate Fund if they wish, but are under no obligation to do so.

================================================================================

HOW DID AIM FLOATING RATE FUND PERFORM?

At the close of the reporting period on June 30, 2002, the 30-day distribution rate at offering price was 4.51% for the fund's Class B shares and 4.25% for its Class C shares. By comparison, the 90-day London InterBank Offered Rate (LIBOR) was 1.86%.

   Net asset value increased over the course of the reporting period--even as the net asset value of most floating rate loan funds declined. Because interest rates charged on floating rate loans are adjusted periodically (usually every 30 to 60 days) to correspond with changes in the LIBOR, the fund's net asset value tends to be more stable than that of many other types of investments. It is important to remember, however, that while the fund endeavors to maintain a relatively stable net asset value, floating rate investments are not money market funds, and the fund's net asset value will not be as stable as that of a money market fund.

================================================================================

FUND vs. LIBOR         [BAR CHART]

As of 6/30/02

================================================================================

CLASS B SHARES,30-DAY DISTRIBUTION
RATE AT OFFERING PRICE                   4.51%

CLASS C SHARES, 30-DAY DISTRIBUTION
RATE AT OFFERING PRICE                   4.25%

90-DAY LIBOR                             1.86%

FOR CLASS C SHARES, HAD THE DISTRIBUTOR NOT WAIVED FEES DURING THE FISCAL YEAR, THE 30-DAY DISTRIBUTION RATE AT OFFERING PRICE WOULD HAVE BEEN 4.00%.

================================================================================

WHAT WERE THE TRENDS IN THE ECONOMY?

The economy showed signs of improvement throughout the reporting period. Gross domestic product (GDP), the broadest measure of U.S. economic activity, grew at an explosive annualized rate of 5.0% in the first quarter of 2002, and retail sales and consumer confidence generally remained strong. The government's initial estimate of GDP growth for the second quarter was 1.1%. The U.S. Federal Reserve (the Fed) held short-term interest rates at 40-year lows as it waited for more definitive signs of recovery; it was able to do so in part because inflation remained under control and energy prices moderated somewhat.

   In its June "beige book" report, the Fed acknowledged that the economy was growing, albeit moderately and somewhat unevenly. Positive news cited by the Fed included continued improvement in the manufacturing sector, increased semiconductor orders, and continued strength in the residential real estate market. But the Fed also found that manufacturing gains were uneven across industries, telecommunications equipment sales remained weak, and commercial real estate markets were sluggish.

BRIEFLY, HOW DID STOCKS AND BONDS PERFORM?

Bonds continued to outperform stocks. For the six months ended June 30, 2002, the Lehman Aggregate Bond Index returned 3.79% while the S&P 500 returned -13.15%. Given economic, market and other uncertainties, both stock and bond investors expressed a preference for quality for the reporting period as a whole.

   Equity investors ignored generally positive economic news. The possibility of additional terrorist attacks and geopolitical developments in the Middle East and on the Indian subcontinent put investors on edge. Also, a series of high-profile accounting scandals and alleged corporate misdeeds seriously undermined investor confidence, causing stock market indexes to decline. Fixed income investors accepted historically low yields in return for relative safety of principal. In the first quarter of 2002, corporate issues outperformed most government issues, but that trend was reversed in the second quarter as corporate accounting scandals came to light and credit concerns took center stage.

HOW DOES STOCK AND BOND MARKET PERFORMANCE AFFECT THE FUND?

Because AIM Floating Rate Fund invests in senior secured floating rate corporate loans and senior secured debt securities--not stocks or bonds--its performance does not necessarily correlate with the performance of the stock market or

PORTFOLIO COMPOSITION

As of 6/30/02, based on total net assets

===============================================================================================
TOP 10 HOLDINGS                                TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------
 1. Formax, Inc.                       1.6%    1. Broadcasting & Cable TV                  7.5%

 2. Nextel Communications Inc.         1.4     2. Publishing                               5.8

 3. Century Maintenance Supply, Inc.   1.4     3. Food Distributors                        4.7

 4. Charter Communications, Inc.       1.3     4. Health Care Facilities                   3.9

 5. Time Warner Telecom Inc.           1.3     5. Wireless Telecommunications Services     3.5

 6. Huntsman Corp.                     1.3     6. Health Care Distributors & Services      3.1

 7. KSL Recreation Group Inc.          1.3     7. Industrial Conglomerates                 3.1

 8. CanWest Media, Inc.                1.1     8. Aerospace & Defense                      3.0

 9. IASIS Healthcare Corp.             1.1     9. Commodity Chemicals                      2.9

10. Smurfit-Stone Container Corp.      1.1    10. Industrial Machinery                     2.7

TOTAL NET ASSETS: $346.9 MILLION

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===============================================================================================

the bond market. This means that it offers investors a way to further diversify their investments. Even in periods when the stock market may be declining, the fund offers investors the possibility of relatively high current income and preservation of capital. Likewise, during periods of relatively low yields, the fund can offer more attractive current income than some other fixed income investments.

HOW DID YOU MANAGE THE FUND?

In an environment of volatility and credit risk, we decided that dullness might be a good thing. In keeping with that philosophy, we focused on less volatile industries--including food distributors, chemicals, auto parts and paper packaging. We reduced our exposure to industries perceived to be more risky, including hotels, gaming and airlines. And we increased our exposure to such traditional cyclical plays as household products, commodity chemicals, aerospace and defense, and paper packaging--industries that often are among the first to rebound when the economy recovers. This more conservative focus has contributed positively to fund performance and has helped limit the fund's downside potential.

   Additionally, we increasingly diversified the fund. Senior secured floating rate holdings rose from 143 at the start of the reporting period to 168 at its close. Increasing the number of holdings allowed us to decrease individual position sizes, thereby managing downside risk. Even as we focused on less volatile industries, we worked to ensure broad diversification across sectors, industries and companies.

WHAT ELSE DID YOU DO?

As always, we continued to emphasize thorough credit research, which involves (among other things) looking at companies' current financial condition and their ability to weather various parts of market cycles. For each company in the portfolio, we evaluate management and examine the company's financial situation, its position within its industry and its business prospects going forward. After this evaluation is completed, we analyze the loan to ascertain its value compared to similar types of investments and to determine how well it might trade in the market. If our overall assessment is favorable, we buy the loan.

   Also, given current conditions, we worked to strengthen loan covenants for individual holdings. This involved such activities as encouraging a company to use its free cash flow to pay outstanding bank debt or asking for increased collateral to secure the loan. Keep in mind that senior secured floating rate corporate loan holders, in most instances, have the highest priority claim on borrowers' assets and earnings.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Positive economic developments at the close of the reporting period included progress on legislation mandating increased financial disclosure for all public companies and possible reforms of the accounting industry. Consumer spending, which accounts for about two-thirds of economic activity, remained fairly healthy, and corporate profits were generally improving. Also, the Fed appeared unlikely to raise short-term interest rates anytime soon.

   Nonetheless, the stock market remained volatile as investors kept a close eye on developments at home and abroad. In such an environment, we believe AIM Floating Rate Fund represents an attractive investment opportunity.

================================================================================

PORTFOLIO MANAGEMENT TEAM

Anthony Clemente
Anne McCarthy

================================================================================

          See important fund and index disclosures inside front cover.

TO CHOOSE A FUND CHECK MORE THAN PERFORMANCE


Financial markets have posed quite a challenge to investors recently. What was in favor just months ago may be out of favor now, and vice versa. Anyone who invested during the long-running bull market of the 1990s has probably seen some of his or her returns evaporate in the more challenging market environment of late. The bulging coffers of many money market mutual funds mean some investors have opted to sit things out and wait until things seem more favorable. Other investors may be searching the mutual fund universe for those funds that seem to be weathering the storm better than others. After all, isn't it logical to switch from a mutual fund that is not performing well at the moment to one that is? Not always. What's an investor to do?

LOOK AT THE BIG PICTURE

It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

HOW WELL DOES THE FUND MATCH MY FINANCIAL GOALS?

Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?

   If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

HOW WELL DOES THE FUND MATCH MY TOLERANCE FOR RISK?

Many mutual funds that report high-flying returns over the short run may be pretty aggressive--and therefore relatively risky. They may have the potential to make your money grow, but they may also entail more risk than you may be prepared to take.

   Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

                                   [GRAPHIC]

HOW WELL DOES THE FUND FIT INTO MY PORTFOLIO?

When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment, so you should allocate more money to it, right?

   Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE

The phenomenal returns of the 1990s were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone always came out a winner in the '90s.

   In reality, market sectors go in and out of favor from year to year. For example, during 2000, utilities were the top-performing segment of the S&P 500, gaining more than 50%. In 2001, utilities were the worst-performing segment, losing more than 30%. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC

Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.

   Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY

The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income).

   As Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.

   Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.


(1) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.

(2) Source Bloomberg


DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

================================================================================

MONTH         AMOUNT INVESTED   SHARE PRICE    SHARES PURCHASED

JANUARY          $  200            $ 24                8.333
FEBRUARY            200              20               10.000
MARCH               200              14               14.286
APRIL               200              18               11.111
MAY                 200              22                9.091
JUNE                200              24                8.333
6-MONTH TOTAL    $1,200            $122               61.154

AVERAGE PRICE PER SHARE: $122 divided by 6 = $20.33
AVERAGE COST PER SHARE: $1,200 divided by 61.154 = $19.62

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


                                               MOODY'S       PRINCIPAL
                                               RATING          AMOUNT        VALUE
TOTAL SENIOR SECURED FLOATING RATE INTERESTS-94.25%(A)(B)

ADVERTISING-0.97%

Big Flower Holdings Co.
  Term Loan B due 12/07/08                          B1       $1,910,261   $  1,862,504
--------------------------------------------------------------------------------------
Lamar Advertising Co., Inc.
  Term Loan C due 02/01/07                         Ba2        1,500,000      1,508,438
======================================================================================
                                                                             3,370,942
======================================================================================

AEROSPACE & DEFENSE-3.05%

Alliant Techsystems Inc.
  Term Loan C due 04/20/09                         Ba2          888,905        897,794
--------------------------------------------------------------------------------------
DRS Technologies, Inc.
  Term Loan due 09/30/08                           Ba3          742,768        749,500
--------------------------------------------------------------------------------------
Integrated Defense Technology
  Term Loan B due 02/27/08                         Ba3          864,500        870,984
--------------------------------------------------------------------------------------
SC International Services, Inc.
  Term Loan due 03/01/07                           Ba1          997,388        927,571
--------------------------------------------------------------------------------------
Titan Corp. (The)
  Term Loan B due 02/23/07                         Ba3        2,000,000      2,010,000
--------------------------------------------------------------------------------------
TransDigm, Inc.
  Term Loan B due 05/15/06                          B1          224,404        224,965
--------------------------------------------------------------------------------------
  Term Loan C due 05/15/07                          B1          577,476        578,919
--------------------------------------------------------------------------------------
Transtar Metals, Inc.
  Term Loan B due 12/31/05(c)                       --        4,955,357      1,982,143
--------------------------------------------------------------------------------------
United States Marine Repair
  Term Loan B due 12/07/06                          --        1,318,402      1,314,282
--------------------------------------------------------------------------------------
Veridian Corp.
  Term Loan due 06/30/08                           Ba3        1,000,000      1,010,000
======================================================================================
                                                                            10,566,158
======================================================================================

AGRICULTURAL PRODUCTS-0.14%

Compass Minerals Group, Inc.
  Term Loan B due 11/28/09                          B1          495,238        499,881
======================================================================================

AIR FREIGHT & LOGISTICS-0.39%

Evergreen International Aviation, Inc.
  Term Loan B due 03/28/03                         Ba2          306,546        294,284
--------------------------------------------------------------------------------------
  Term Loan B-1 due 03/28/03                       Ba2          699,731        671,741
--------------------------------------------------------------------------------------
Gemini Air Cargo, Inc.
  Term Loan A due 08/12/05(c)                       B1          857,305        368,641
======================================================================================
                                                                             1,334,666
======================================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.84%

Galey & Lord, Inc.
  Term Loan B due 04/01/05                        Caa2        1,210,698        932,238
--------------------------------------------------------------------------------------
  Term Loan C due 04/01/06                        Caa2          858,853        661,317
--------------------------------------------------------------------------------------
Glenoit Corp.
  Term Loan B due 06/30/04(d)                     Caa1        3,600,353      2,304,226
--------------------------------------------------------------------------------------

                                               MOODY'S       PRINCIPAL
                                               RATING          AMOUNT        VALUE

APPAREL, ACCESSORIES & LUXURY GOODS-(CONTINUED)

Levi Strauss & Co.
  Credit Linked Note due 08/29/03                  Ba3       $2,500,000   $  2,500,000
======================================================================================
                                                                             6,397,781
======================================================================================

AUTO PARTS & EQUIPMENT-2.13%

American Axle & Manufacturing Inc.
  Term Loan B due 04/30/06                         Ba2        1,490,638      1,495,606
--------------------------------------------------------------------------------------
Collins & Aikman Corp.
  Term Loan B due 12/31/05                          B3          997,500      1,004,150
--------------------------------------------------------------------------------------
Foamex, L.P.
  Term Loan D due 12/31/06                          B2        1,204,299      1,201,288
--------------------------------------------------------------------------------------
Mark IV Industries (Dayco Products)
  Term Loan B due 05/31/07                         Ba3        1,000,000      1,005,000
--------------------------------------------------------------------------------------
Stoneridge, Inc.
  Term Loan due 04/30/08                           Ba3        1,246,875      1,253,109
--------------------------------------------------------------------------------------
Tenneco Automotive Inc.
  Term Loan B due 12/31/07                          B2          746,607        719,232
--------------------------------------------------------------------------------------
  Term Loan C due 05/04/08                          B2          746,607        719,232
======================================================================================
                                                                             7,397,617
======================================================================================

BROADCASTING & CABLE TV-7.52%

Adelphia (Olympus Cable Holding)
  Communications Corp.
  Term Loan B due 09/30/10                          B2        3,000,000      2,640,000
--------------------------------------------------------------------------------------
Charter Communications, Inc.
  Term Loan B due 03/18/08                         Ba3        5,000,000      4,625,000
--------------------------------------------------------------------------------------
Citadel Communications Corp.
  Term Loan B due 07/01/09                         Ba3        2,500,000      2,509,375
--------------------------------------------------------------------------------------
ComCorp Broadcasting, Inc.
  Term Loan A2 due 06/30/07                         --        1,677,969      1,375,935
--------------------------------------------------------------------------------------
Cumulus Media Inc.
  Term Loan B due 03/28/10                          B1          500,000        503,438
--------------------------------------------------------------------------------------
Emmis Communications Corp.
  Term Loan B due 08/31/09                         Ba2        1,542,678      1,542,678
--------------------------------------------------------------------------------------
Hughes Electronics Corp.
  Term Loan A due 12/05/02                         Ba3        2,000,000      2,010,000
--------------------------------------------------------------------------------------
Insight Communications Co., Inc.
  Term Loan B due 01/31/10                         Ba3        2,000,000      2,000,834
--------------------------------------------------------------------------------------
Mediacom Broadband Group
  Term Loan B due 09/30/10                         Ba3        1,500,000      1,499,250
--------------------------------------------------------------------------------------
PanAmSat Corp.
  Term Loan B due 12/31/08                         Ba2        1,500,000      1,505,625
--------------------------------------------------------------------------------------
Paxson Communications Corp.
  Term Loan B due 06/30/06                         Ba3          496,250        496,560
--------------------------------------------------------------------------------------
Satelite Mexicanos, S.A. de C.V. (Mexico)
  Term Loan due 06/30/04                            B1        2,853,000      2,567,700
--------------------------------------------------------------------------------------


                                               MOODY'S       PRINCIPAL
                                               RATING          AMOUNT        VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Sinclair Broadcast Group, Inc.
  Term Loan B due 09/30/09                         Ba2       $  400,000   $    403,000
--------------------------------------------------------------------------------------
Videotron
  Term Loan B due 12/31/08                         Ba3        1,000,000        999,167
--------------------------------------------------------------------------------------
White Knight Broadcasting, Inc.
  Term Loan A2 due 06/30/07                         --        1,711,242      1,403,219
======================================================================================
                                                                            26,081,781
======================================================================================

BUILDING PRODUCTS-2.67%

Century Maintenance Supply, Inc.
  Term Loan B due 06/30/05                          --        4,800,000      4,752,000
--------------------------------------------------------------------------------------
Premdor Inc.
  Term Loan C due 11/02/08                         Ba2          989,597        994,545
--------------------------------------------------------------------------------------
Therma-Tru Corp.
  Term Loan B due 06/30/07                         Ba3          979,900        984,799
--------------------------------------------------------------------------------------
Trussway Holdings, Inc.
  Term Loan B due 12/31/06                          B1        2,919,817      2,540,241
======================================================================================
                                                                             9,271,585
======================================================================================

CASINOS & GAMBLING-1.72%

Argosy Gaming Co.
  Term Loan B due 07/31/08                         Ba2        1,980,000      2,001,038
--------------------------------------------------------------------------------------
Boyd Gaming Corp.
  Term Loan B due 06/15/03                         Ba1        1,000,000      1,002,500
--------------------------------------------------------------------------------------
MGM Mirage Inc.
  Revolving Loan due 04/10/05(e)                   Ba1        3,000,000      2,966,250
======================================================================================
                                                                             5,969,788
======================================================================================

COMMODITY CHEMICALS-2.88%

Georgia Gulf Corp.
  Term Loan B due 11/10/06                         Ba2        1,931,915      1,933,524
--------------------------------------------------------------------------------------
Huntsman Corp.
  Term Loan B due 06/30/04                        Caa2        1,692,437      1,463,958
--------------------------------------------------------------------------------------
  Term Loan C due 12/31/05                        Caa2        3,529,686      3,053,178
--------------------------------------------------------------------------------------
Lyondell Chemical Co.
  Term Loan E due 05/17/06                         Ba3        1,920,428      1,953,234
--------------------------------------------------------------------------------------
Sterling Chemicals, Inc.
  Term Loan B due 06/30/05                          B2        1,612,506      1,572,194
======================================================================================
                                                                             9,976,088
======================================================================================

COMPUTER HARDWARE-0.91%

DecisionOne Corp.
  Term Loan B due 08/30/04                          --        1,366,442      1,161,476
--------------------------------------------------------------------------------------
Seagate Technology Inc.
  Term Loan due 11/22/06                           Ba1        2,000,000      2,008,334
======================================================================================
                                                                             3,169,810
======================================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-1.15%

Manitowoc Co.
  Term Loan B due 05/09/07                         Ba2        1,980,000      1,999,800
--------------------------------------------------------------------------------------
Terex Corp.
  Term Loan B due 03/31/06                         Ba3          650,737        656,431
--------------------------------------------------------------------------------------
  Term Loan C due 03/06/06                         Ba3        1,318,924      1,330,464
======================================================================================
                                                                             3,986,695
======================================================================================

                                               MOODY'S       PRINCIPAL
                                               RATING          AMOUNT        VALUE


CONSTRUCTION MATERIALS-0.39%

Tapco International Corp.
  Term Loan B due 06/23/07                          B1       $  917,392   $    909,364
--------------------------------------------------------------------------------------
  Term Loan C due 06/23/08                          B1          463,633        459,576
======================================================================================
                                                                             1,368,940
======================================================================================

DEPARTMENT STORES-0.85%

Dillard's, Inc.
  Credit Linked Note due 09/01/03                   --        2,000,000      1,980,000
--------------------------------------------------------------------------------------
JC Penney, Co.
  Credit Linked Note due 04/29/04                  Ba1        1,000,000        974,103
======================================================================================
                                                                             2,954,103
======================================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.27%

Coinmach Corp.
  Term Loan B due 07/25/09                          B1        1,980,000      1,996,499
--------------------------------------------------------------------------------------
Iron Mountain, Inc.
  Term Loan B due 02/15/08                         Ba3        1,150,000      1,158,625
--------------------------------------------------------------------------------------
SC Johnson Commercial Markets
  Term Loan A due 05/03/08                         Ba3        1,250,000      1,253,125
======================================================================================
                                                                             4,408,249
======================================================================================

DIVERSIFIED METALS & MINING-0.00%

Centennial Resources
  Term Loan B due 03/31/04(c)(d)                    --        1,966,666              0
======================================================================================

ELECTRIC UTILITIES-1.14%

AES NY Funding
  Term Loan due 02/28/05                           Ba3        1,500,000      1,455,000
--------------------------------------------------------------------------------------
Calpine Corp.
  Term Loan B due 05/10/04                         Ba3        2,500,000      2,487,500
======================================================================================
                                                                             3,942,500
======================================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.98%

Dynatech Corp. (Acterna)
  Term Loan B due 09/30/07                          --        2,411,765      1,640,000
--------------------------------------------------------------------------------------
General Cable Corp.
  Term Loan B due 06/30/07                         Ba3        1,860,179      1,773,370
======================================================================================
                                                                             3,413,370
======================================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.24%

Amkor Technology, Inc.
  Term Loan B due 09/30/05                         Ba3          837,098        841,284
======================================================================================

ENVIRONMENTAL SERVICES-2.29%

Allied Waste Industries, Inc.
  Term Loan B due 07/30/06                         Ba3        1,727,849      1,723,769
--------------------------------------------------------------------------------------
  Term Loan C due 07/30/07                         Ba3        2,073,418      2,068,523
--------------------------------------------------------------------------------------
Environmental Systems Product Holding
  Term Loan due 12/31/04                            --          914,271        795,416
--------------------------------------------------------------------------------------
Safety-Kleen Corp.(c)(d)
  Term Loan B due 04/30/05                          --        3,545,557      1,672,326
--------------------------------------------------------------------------------------
  Term Loan C due 04/30/06                          --        3,545,557      1,672,326
======================================================================================
                                                                             7,932,360
======================================================================================


                                               MOODY'S       PRINCIPAL
                                               RATING          AMOUNT        VALUE

FOOD DISTRIBUTORS-4.74%

Dean Foods Co. (Suiza Foods)
  Term Loan A due 07/31/07                         Ba2       $  962,500   $    964,906
--------------------------------------------------------------------------------------
  Term Loan B due 07/31/08                         Ba2        2,248,438      2,260,082
--------------------------------------------------------------------------------------
Enodis Holdings Ltd.
  Term Loan B due 05/29/08                         Ba3        1,600,000      1,596,000
--------------------------------------------------------------------------------------
International Multifoods Corp.
  Term Loan B due 12/31/07                         Ba2          995,000        999,560
--------------------------------------------------------------------------------------
Land O' Lakes, Inc.
  Term Loan B due 09/30/08                         Ba2        1,750,000      1,748,542
--------------------------------------------------------------------------------------
Leiner Health Products Group, Inc.
  Term Loan C due 12/30/05                          --        3,249,195      3,037,997
--------------------------------------------------------------------------------------
National Dairy Holdings, LP
  Term Loan B due 03/31/09                         Ba2          498,750        501,659
--------------------------------------------------------------------------------------
Pinnacle Foods Corp.
  Term Loan due 05/22/08                           Ba3        1,375,000      1,387,891
--------------------------------------------------------------------------------------
Tabletop (Merisant Co.)
  Term Loan B due 03/31/07                         Ba3          863,761        869,519
--------------------------------------------------------------------------------------
Vitality Foodservice, Inc.
  Term Loan B due 10/26/06                          B1        4,730,964      3,075,127
======================================================================================
                                                                            16,441,283
======================================================================================

FOOD RETAIL-1.41%

Pathmark Stores, Inc.
  Term Loan B due 07/15/07                          --        2,653,341      2,659,974
--------------------------------------------------------------------------------------
Winn-Dixie Stores, Inc.
  Term Loan B due 03/28/07                        Baa3        2,219,396      2,233,267
======================================================================================
                                                                             4,893,241
======================================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-3.10%

Accredo Health, Inc.
  Term Loan B due 04/15/09                         Ba2        1,250,000      1,253,125
--------------------------------------------------------------------------------------
Alliance Imaging, Inc.
  Term Loan C due 11/02/08                          B1        2,395,201      2,390,710
--------------------------------------------------------------------------------------
Caremark RX, Inc.
  Term Loan B due 03/31/06                         Ba2        1,975,050      1,979,988
--------------------------------------------------------------------------------------
Kindred Healthcare Operating
  Term Loan due 04/02/08                            --        1,873,609      1,892,345
--------------------------------------------------------------------------------------
Mediq/Prn Life Support Service(f)(g)
  Term Loan B due 06/15/06                          --        3,665,624      3,223,790
======================================================================================
                                                                            10,739,958
======================================================================================

HEALTH CARE EQUIPMENT-0.29%

Rotech Healthcare Inc.
  Term Loan due 03/31/08                           Ba2          997,500      1,004,981
======================================================================================

HEALTH CARE FACILITIES-3.95%

Community Health Systems, Inc.
  Term Loan D due 12/31/05                         Ba3        3,399,428      3,420,675
--------------------------------------------------------------------------------------
DaVita, Inc.
  Term Loan B due 03/31/09                         Ba3        1,045,151      1,053,426
--------------------------------------------------------------------------------------
Genesis Health Ventures
  Term Loan due 09/28/06                           Ba3        2,180,811      2,187,626
--------------------------------------------------------------------------------------
  Term Loan B due 03/31/07                         Ba3          698,239        701,896
--------------------------------------------------------------------------------------

                                               MOODY'S       PRINCIPAL
                                               RATING          AMOUNT        VALUE

HEALTH CARE FACILITIES-(CONTINUED)

IASIS Healthcare Corp.
  Term Loan B due 09/30/06                          B1       $3,941,811   $  3,950,680
--------------------------------------------------------------------------------------
Select Medical Corp.
  Term Loan due 09/22/05                            --          880,000        877,800
--------------------------------------------------------------------------------------
Triad Hospitals, Inc.
  Term Loan B due 09/30/08                         Ba3        1,487,727      1,501,542
======================================================================================
                                                                            13,693,645
======================================================================================

HEALTH CARE SUPPLIES-0.67%

Express Scripts, Inc.
  Term Loan B due 03/31/08                         Ba1        2,300,000      2,307,188
======================================================================================

HOME FURNISHINGS-0.77%

Imperial Home Decor Group, Inc. (The)(d)(f)
  Term Loan due 03/30/06                            --          416,862        245,949
--------------------------------------------------------------------------------------
Service Partners, LLC
  Term Loan B due 02/28/07                          B1        1,500,000      1,500,000
--------------------------------------------------------------------------------------
WinsLoew Furniture, Inc.
  Term Loan due 03/31/06                           Ba3          945,635        907,809
======================================================================================
                                                                             2,653,758
======================================================================================

HOMEBUILDING-0.99%

Lennar Corp.
  Term Loan C due 05/03/07                         Ba1        3,415,151      3,440,765
======================================================================================

HOTELS, RESORTS & CRUISE LINES-0.74%

Wyndham International, Inc.
  Increasing Rate Term Loan due
  06/30/04                                          --        2,316,985      2,133,556
--------------------------------------------------------------------------------------
  Term Loan B due 06/30/06                          --          493,904        449,452
======================================================================================
                                                                             2,583,008
======================================================================================

HOUSEHOLD PRODUCTS-2.05%

Paint Sundry Brands Corp.
  Term Loan B due 08/11/05                          --        1,471,960      1,413,081
--------------------------------------------------------------------------------------
  Term Loan C due 08/11/06                          --        1,361,527      1,307,066
--------------------------------------------------------------------------------------
Rent-A-Center
  Term Loan B due 01/31/06                         Ba2          684,928        684,928
--------------------------------------------------------------------------------------
  Term Loan C due 01/31/07                         Ba2        1,347,418      1,347,418
--------------------------------------------------------------------------------------
United Industries Co. Loan B due 03/24/06           B1        2,359,598      2,368,446
======================================================================================
                                                                             7,120,939
======================================================================================

INDUSTRIAL CONGLOMERATES-3.09%

Dresser Inc.
  Term Loan B due 09/30/09                         Ba3        2,475,000      2,495,109
--------------------------------------------------------------------------------------
Flowserve Corp.
  Term Loan C due 06/01/09                         Ba3        2,250,000      2,271,562
--------------------------------------------------------------------------------------
Goss Graphic Systems, Inc.
  Term Loan due 01/29/03(c)                         B3        3,000,000         30,000
--------------------------------------------------------------------------------------
Messer Grieshem
  Term Loan B due 04/20/08                         Ba3          752,902        759,804
--------------------------------------------------------------------------------------
  Term Loan C due 04/20/08                         Ba3        1,747,098      1,763,113
--------------------------------------------------------------------------------------
Mueller Group, Inc.
  Term Loan E due 05/31/08                          B1        2,800,000      2,810,500
--------------------------------------------------------------------------------------


                                               MOODY'S       PRINCIPAL
                                               RATING          AMOUNT        VALUE
INDUSTRIAL CONGLOMERATES-(CONTINUED)

TriMas Corp.
  Term Loan B due 12/31/09                          B1       $  600,000   $    603,750
======================================================================================
                                                                            10,733,838
======================================================================================

INDUSTRIAL GASES-1.09%

Ferrellgas, L.P. Series C due 06/17/06              B1        3,938,668      3,781,122
======================================================================================

INDUSTRIAL MACHINERY-2.70%

Formax, Inc.
  Term Loan B due 09/30/05                          --        5,732,121      5,467,010
--------------------------------------------------------------------------------------
SPX Corp.
  Term Loan C due 12/31/07                         Ba2        3,898,060      3,912,678
======================================================================================
                                                                             9,379,688
======================================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.01%

Broadwing Inc. (Cincinnati Bell Inc.)
  Term Loan B due 12/30/06                         Ba3        1,515,938      1,455,300
--------------------------------------------------------------------------------------
Telecommunication Services Inc.
  Term Loan B due 12/31/06                         Ba3        1,000,000        986,250
--------------------------------------------------------------------------------------
Time Warner Telecom Inc.
  Term Loan B due 12/31/07                          B1        5,000,000      4,531,250
======================================================================================
                                                                             6,972,800
======================================================================================

INTERNET SOFTWARE & SERVICES-0.51%

Data Transmission Network, LLC
  Term Loan B due 12/31/06                          B1        1,975,002      1,757,752
======================================================================================

LEISURE FACILITIES-2.68%

Bally Total Fitness Holding Co.
  Term Loan B2 due 11/10/04                        Ba3        3,362,771      3,362,771
--------------------------------------------------------------------------------------
Interval International Corp.
  Term Loan B due 12/31/05                          --          463,370        458,736
--------------------------------------------------------------------------------------
  Term Loan C due 12/31/06                          --        1,006,276        996,213
--------------------------------------------------------------------------------------
KSL Recreation Group Inc.
  Revolving Credit due 04/30/04(e)                 Ba3        3,174,906      3,143,157
--------------------------------------------------------------------------------------
  Term Loan A due 12/22/07                         Ba3          678,571        671,786
--------------------------------------------------------------------------------------
  Term Loan B due 12/22/08                         Ba3          678,571        672,634
======================================================================================
                                                                             9,305,297
======================================================================================

LEISURE PRODUCTS-0.93%

AMF Bowling Worldwide, Inc.
  Term Loan due 02/28/08                            B1        1,986,207      1,991,172
--------------------------------------------------------------------------------------
Regal Cinemas, Inc.
  Term Loan B due 12/31/07                          B1        1,218,750      1,230,938
======================================================================================
                                                                             3,222,110
======================================================================================

METAL & GLASS CONTAINERS-2.26%

Graham Packaging Co., L.P.
  Term Loan B due 01/31/06                          B2          731,798        731,569
--------------------------------------------------------------------------------------
  Term Loan C due 01/31/07                          B2          325,717        325,616
--------------------------------------------------------------------------------------
  Term Loan D due 01/31/07                          B2        1,620,549      1,620,549
--------------------------------------------------------------------------------------
Greif Brothers Corp.
  Term Loan B due 02/28/08                         Ba3          892,696        899,205
--------------------------------------------------------------------------------------

                                               MOODY'S       PRINCIPAL
                                               RATING          AMOUNT        VALUE

METAL & GLASS CONTAINERS-(CONTINUED)

Impress Metal Packaging Holdings B.V.
  Term Loan G due 12/31/06                          --       $2,417,389   $  2,369,041
--------------------------------------------------------------------------------------
Kerr Group, Inc.
  Term Loan B due 03/09/06                          --        1,960,000      1,901,200
======================================================================================
                                                                             7,847,180
======================================================================================

MOVIES & ENTERTAINMENT-1.30%

Dreamworks L.L.C.
  Term Loan B due 01/15/09                        Baa3        2,000,000      2,002,500
--------------------------------------------------------------------------------------
LodgeNet Entertainment Corp.
  Term Loan B due 06/30/07                         Ba3          992,500        997,463
--------------------------------------------------------------------------------------
Metro-Goldwyn-Mayer Inc.
  Term Loan B due 06/30/08                         Ba3        1,500,000      1,511,250
======================================================================================
                                                                             4,511,213
======================================================================================

MULTI-UTILITIES-0.29%

Michigan Electric Trans. Co.
  Term Loan B due 04/18/07                        Baa3        1,000,000      1,007,500
======================================================================================

OFFICE SERVICES & SUPPLIES-2.60%

Buhrmann N.V.
  Term Loan B due 10/26/07                         Ba3        2,844,033      2,838,109
--------------------------------------------------------------------------------------
EMED Co., Inc.
  Term Loan B due 03/31/06                          --        3,565,859      3,458,883
--------------------------------------------------------------------------------------
Identity Group(c)(d)
  Term Loan B due 05/07/07                          --        4,525,000      2,715,000
======================================================================================
                                                                             9,011,992
======================================================================================

OIL & GAS DRILLING-0.87%

Pride International, Inc.
  Floating Credit Linked Note due 02/16/03          --        3,000,000      3,003,000
======================================================================================

OIL & GAS EQUIPMENT & SERVICES-0.29%

Plains All American Pipeline, Inc.
  Term Loan B due 09/21/07                         Ba1        1,000,000      1,006,250
======================================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.27%

Williams Cos., Inc. (The)
  Credit Linked Note due 02/06/03                   --        1,000,000        935,000
======================================================================================

OIL & GAS REFINING & MARKETING-0.86%

Tesoro Petroleum Corp.
  Term Loan B due 12/31/07                         Ba3        2,996,250      2,993,254
======================================================================================

PACKAGED FOODS & MEATS-0.29%

Printpack Inc.
  Term Loan B due 03/31/09                         Ba3        1,000,000      1,010,000
======================================================================================

PAPER PACKAGING-2.69%

Packaging Dynamics, LLC
  Term Loan B due 11/20/05                          --        2,412,292      2,376,107
--------------------------------------------------------------------------------------
RIC Holding, Inc. (Riverwood)
  Term Loan due 12/31/06                            B1        3,000,000      3,018,750
--------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.
  Term Loan A due 03/31/05                         Ba3          845,295        840,716
--------------------------------------------------------------------------------------
  Term Loan B due 04/11/07                         Ba3        3,070,200      3,078,836
======================================================================================
                                                                             9,314,409
======================================================================================


                                               MOODY'S       PRINCIPAL
                                               RATING          AMOUNT        VALUE

PERSONAL PRODUCTS-0.67%

Rose Hills Holding Corp.
  Term Loan due 11/01/03                            B2       $2,395,828   $  2,323,953
======================================================================================

PHARMACEUTICALS-1.07%

aaiPharma Inc.
  Term Loan due 03/28/07                            B2        2,068,000      2,052,490
--------------------------------------------------------------------------------------
Alpharma Inc.
  Term Loan B due 10/05/08                          B1        1,658,042      1,647,680
======================================================================================
                                                                             3,700,170
======================================================================================

PRECIOUS METALS & MINERALS-0.43%

IMC Global Inc.
  Term Loan B due 11/17/06                        Baa3        1,484,467      1,492,508
======================================================================================

PUBLISHING-5.77%

21st Century Newspapers, Inc.
  Term Loan B due 09/15/05                          --        3,131,418      2,961,147
--------------------------------------------------------------------------------------
American Media, Inc.
  Term Loan C due 04/01/07                         Ba3        3,500,000      3,513,125
--------------------------------------------------------------------------------------
CanWest Media, Inc.
  Term Loan B due 05/15/08                         Ba3        2,421,938      2,445,552
--------------------------------------------------------------------------------------
  Term Loan C due 05/15/09                         Ba3        1,513,112      1,527,865
--------------------------------------------------------------------------------------
CBD Media, Inc.
  Term Loan B due 12/31/08                         Ba3        2,125,000      2,135,625
--------------------------------------------------------------------------------------
Enterprise Publishing Co.
  Term Loan due 06/30/05                            --        3,593,350      3,341,816
--------------------------------------------------------------------------------------
Reader's Digest Association (The)
  Term Loan B due 05/20/08                        Baa3        1,600,000      1,610,000
--------------------------------------------------------------------------------------
Yell Group Ltd.
  Term Loan C due 03/31/10                         Ba3        1,000,000      1,004,167
--------------------------------------------------------------------------------------
Ziff Davis Media Inc.
  Term Loan B due 03/31/07                          B3        1,693,299      1,460,471
======================================================================================
                                                                            19,999,768
======================================================================================

RAILROADS-0.29%

RailAmerica, Inc.
  Term Loan B due 05/23/09                         Ba3        1,000,000      1,007,500
======================================================================================

SEMICONDUCTORS-1.15%

AMI Semiconductors, Inc.
  Term Loan B due 12/21/06                         Ba3        1,416,689      1,418,460
--------------------------------------------------------------------------------------
On Semiconductor
  Term Loan B due 08/04/06                          B2        1,286,963      1,241,919
--------------------------------------------------------------------------------------
  Term Loan C due 08/04/07                          B2        1,385,960      1,337,451
======================================================================================
                                                                             3,997,830
======================================================================================

SPECIALTY CHEMICALS-1.30%

CP Kelco APS
  Term Loan B due 03/31/08                          B3          606,853        573,476
--------------------------------------------------------------------------------------
  Term Loan C due 09/30/08                          B3          202,739        191,588
--------------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC
  Term Loan B due 06/30/07                          B2          734,627        736,280
--------------------------------------------------------------------------------------
OM Group, Inc.
  Term Loan C due 04/01/07                         Ba3        1,500,000      1,505,250
--------------------------------------------------------------------------------------

                                               MOODY'S       PRINCIPAL
                                               RATING          AMOUNT        VALUE

SPECIALTY CHEMICALS-(CONTINUED)

PMD Group, Inc.
  Term Loan B due 09/30/08                          B1       $1,477,538   $  1,487,696
======================================================================================
                                                                             4,494,290
======================================================================================

SPECIALTY STORES-1.09%

Petco Animal Supplies, Inc.
  Term Loan B due 10/02/08                          B1        3,745,546      3,783,001
======================================================================================

TELECOMMUNICATIONS EQUIPMENT-2.42%

American Tower Corp.
  Term Loan B due 12/31/07                          B2        2,000,000      1,850,834
--------------------------------------------------------------------------------------
Crown Castle Operating Co.
  Term Loan B due 03/15/08                         Ba3        2,500,000      2,465,625
--------------------------------------------------------------------------------------
SpectraSite Communications, Inc.
  Term Loan B due 12/31/07                          B3        2,800,000      2,578,800
--------------------------------------------------------------------------------------
Sprint Corp.
  Credit Linked Note due 04/01/07                   --        1,500,000      1,494,086
======================================================================================
                                                                             8,389,345
======================================================================================

TEXTILES-0.13%

Joan Fabrics Corp.
  Term Loan B due 06/30/05                          --          335,343        301,809
--------------------------------------------------------------------------------------
  Term Loan C due 06/30/06                          --          173,156        155,840
======================================================================================
                                                                               457,649
======================================================================================

TOBACCO-0.43%

Commonwealth Brands, Inc.
  Term Loan due 12/31/04                            --        1,493,156      1,503,421
======================================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.53%

Centennial Cellular Corp.
  Term Loan B due 05/31/07                          B1        2,931,911      2,338,199
--------------------------------------------------------------------------------------
CSG Systems, Inc.
  Term Loan B due 03/31/08                         Ba2        2,250,000      2,233,125
--------------------------------------------------------------------------------------
Dobson Operating Co.
  Term Loan B due 12/31/07                         Ba3        1,989,796      1,941,083
--------------------------------------------------------------------------------------
Leap Wireless NortelVen Loan due 09/30/08           --        1,999,997        750,000
--------------------------------------------------------------------------------------
Nextel Communications, Inc.
  Term Loan B due 06/30/08                         Ba3        3,000,000      2,487,501
--------------------------------------------------------------------------------------
  Term Loan C due 12/31/08                         Ba3        3,000,000      2,487,501
======================================================================================
                                                                            12,237,409
======================================================================================
    Total Senior Secured Floating Rate
      Interests (Cost $353,803,033)                                        326,941,613
======================================================================================

                                                             PRINCIPAL
                                                MATURITY       AMOUNT        VALUE
COMMERCIAL PAPER-5.05%

Amerada Hess Corp.
  2.15%                                        07/01/02       2,500,000      2,500,000
--------------------------------------------------------------------------------------
Conoco Inc.
  2.15%                                        07/01/02       5,000,000      5,000,000
--------------------------------------------------------------------------------------
DaimlerChrysler N.A. Holding Corp. (Germany)
  2.00%                                        07/08/02       5,000,000      4,998,056
--------------------------------------------------------------------------------------

                                                             PRINCIPAL
                                                MATURITY       AMOUNT        VALUE
Phillips Petroleum Co.
  1.98%                                        07/01/02      $5,000,000   $  5,000,000
======================================================================================
    Total Commercial Paper (Cost $17,498,056)                               17,498,056
======================================================================================

                                                                             MARKET
                                                               SHARES        VALUE
DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-0.00%

COMPUTER HARDWARE-0.00%

DecisionOne Corp.(d)(h)                                          37,286              0
======================================================================================

FOOD DISTRIBUTORS-0.00%

Leiner Health Products Group, Inc.-Pfd.(h)                          138              0
======================================================================================

HOME FURNISHINGS-0.00%

IHDG Realty Inc.(d)(h)                                          150,070              2
--------------------------------------------------------------------------------------

                                                                             MARKET
                                                               SHARES        VALUE
HOME FURNISHINGS-(CONTINUED)

Imperial Home Decor Group, Inc. (The)(d)(f)(h)                  150,070   $          2
======================================================================================
                                                                                     4
======================================================================================
    Total Domestic Stocks & Other Equity
      Interests (Cost $2,149,379)                                                    4
======================================================================================

MONEY MARKET FUNDS-0.97%

STIC Liquid Assets Portfolio(i)                               1,684,229      1,684,229
--------------------------------------------------------------------------------------
STIC Prime Portfolio(i)                                       1,684,229      1,684,229
======================================================================================
    Total Money Market Funds (Cost
      $3,368,458)                                                            3,368,458
======================================================================================
TOTAL INVESTMENTS-100.27% (Cost $376,818,926)                              347,808,131
======================================================================================
OTHER ASSETS LESS LIABILITIES-(0.27)%                                         (933,930)
======================================================================================
NET ASSETS-100.00%                                                        $346,874,201
______________________________________________________________________________________
======================================================================================

Abbreviations:

Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank. Senior secured floating rate interests are, at present, not readily marketable and may be subject to restrictions on sale.
(b) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c) Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments.
(d) Security is fair valued in accordance with the procedures established by the Board of Trustees.
(e) A portion of this holding is subject to unfunded loan commitments. See Note
    6.
(f) Consists of more than one class of securities traded together as a unit.
(g) A portion of this holding is subject to a letter of credit.
(h) Non-income producing security.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $376,818,926)                                $347,808,131
-----------------------------------------------------------
Receivables for:
  Dividends and interest                          1,699,789
-----------------------------------------------------------
  Fund shares sold                                   77,502
-----------------------------------------------------------
  Investments sold                                  370,702
-----------------------------------------------------------
Investment for deferred compensation plan             3,000
-----------------------------------------------------------
Other assets                                        132,109
===========================================================
    Total assets                                350,091,233
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,292,353
-----------------------------------------------------------
  Dividends                                         558,276
-----------------------------------------------------------
  Deferred compensation plan                          3,000
-----------------------------------------------------------
  Deferred facility fees                             69,704
-----------------------------------------------------------
Accrued distribution fees                           217,680
-----------------------------------------------------------
Accrued transfer agent fees                           9,351
-----------------------------------------------------------
Accrued operating expenses                           66,668
===========================================================
    Total liabilities                             3,217,032
===========================================================
Net assets applicable to shares outstanding    $346,874,201
___________________________________________________________
===========================================================

NET ASSETS:

Class B                                        $321,622,088
___________________________________________________________
===========================================================
Class C                                        $ 25,252,113
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class B                                          36,635,536
___________________________________________________________
===========================================================
Class C                                           2,884,186
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.78
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.76
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Interest                                        $10,156,775
-----------------------------------------------------------
Dividends from affiliated money market funds        110,786
-----------------------------------------------------------
Facility fees earned                                506,185
===========================================================
    Total investment income                      10,773,746
===========================================================

EXPENSES:

Advisory fees                                     1,734,866
-----------------------------------------------------------
Administrative services fees                         41,528
-----------------------------------------------------------
Custodian fees                                       16,980
-----------------------------------------------------------
Distribution fees -- Class B                        421,211
-----------------------------------------------------------
Distribution fees -- Class C                        105,999
-----------------------------------------------------------
Transfer agent fees                                 197,968
-----------------------------------------------------------
Trustees' fees                                        5,473
-----------------------------------------------------------
Other                                               269,665
===========================================================
    Total expenses                                2,793,690
===========================================================
Less: Fees waived                                   (35,965)
-----------------------------------------------------------
    Expenses paid indirectly                         (3,076)
===========================================================
    Net expenses                                  2,754,649
===========================================================
Net investment income                             8,019,097
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (8,457,678)
===========================================================
Change in net unrealized appreciation of
  investment securities                          14,136,290
===========================================================
Net gain from investment securities               5,678,612
===========================================================
Net increase in net assets resulting from
  operations                                    $13,697,709
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2002            2001
                                                                --------      ------------
OPERATIONS:

  Net investment income                                       $  8,019,097    $ 30,732,942
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (8,457,678)    (16,573,314)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       14,136,290     (20,738,193)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 13,697,709      (6,578,565)
==========================================================================================
Distributions to shareholders from net investment income:
  Class B                                                       (7,277,920)    (28,508,241)
------------------------------------------------------------------------------------------
  Class C                                                         (574,341)     (2,349,359)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class B                                                      (41,602,333)    (66,299,202)
------------------------------------------------------------------------------------------
  Class C                                                       (6,483,333)      6,137,696
==========================================================================================
    Net increase (decrease) in net assets                      (42,240,218)    (97,597,671)
__________________________________________________________________________________________
==========================================================================================

NET ASSETS:

  Beginning of period                                          389,114,419     486,712,090
==========================================================================================
  End of period                                               $346,874,201    $389,114,419
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $404,759,978    $452,845,644
------------------------------------------------------------------------------------------
  Undistributed net investment income                              195,378          28,542
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (29,070,359)    (20,612,681)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (29,010,796)    (43,147,086)
==========================================================================================
                                                              $346,874,201    $389,114,419
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2002
(UNAUDITED)

CASH PROVIDED BY OPERATING ACTIVITIES:

Net increase in net assets resulting from operations            $  13,697,709
-----------------------------------------------------------------------------

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY
  OPERATIONS:

  Decrease in receivables                                             322,528
-----------------------------------------------------------------------------
  Decrease in payables                                                (13,673)
-----------------------------------------------------------------------------
  Net realized and unrealized loss on investments                  (5,678,612)
-----------------------------------------------------------------------------
  Amortization                                                       (725,369)
-----------------------------------------------------------------------------
  Decrease in deferred facility fees                                  (63,071)
-----------------------------------------------------------------------------
  Decrease in unamortized organizational costs                         13,963
-----------------------------------------------------------------------------
  Proceeds from principal payments and sales of senior
    floating rate interests                                       150,693,824
-----------------------------------------------------------------------------
  Purchases of senior secured floating rate interests            (124,553,364)
-----------------------------------------------------------------------------
  Purchases of short-term investments                            (556,367,287)
-----------------------------------------------------------------------------
  Proceeds from sales and maturities of short-term
    investments                                                   578,513,392
=============================================================================
    Net cash provided by operating activities                      55,840,040
=============================================================================

CASH USED IN FINANCING ACTIVITIES:

  Proceeds from capital shares sold                                 5,825,525
-----------------------------------------------------------------------------
  Disbursements from capital shares repurchased                   (58,064,430)
-----------------------------------------------------------------------------
  Dividends paid to shareholders                                   (3,601,135)
=============================================================================
    Net cash provided by (used in) financing activities           (55,840,040)
=============================================================================
Net increase in cash                                                       --
-----------------------------------------------------------------------------
Cash at beginning of period                                                --
=============================================================================
Cash at end of period                                           $          --
=============================================================================

NON-CASH FINANCING ACTIVITIES:

Value of capital shares issued in reinvestment of dividends
  paid to shareholders                                          $   4,365,517
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Floating Rate Fund, (the "Fund"), is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a continuously offered non-diversified, closed-end management investment company. The Fund currently offers two different classes of shares:
Class B shares and Class C shares, each impose an early withdrawal charge on redemptions. Matters affecting each class will be voted on exclusively by the shareholders of such class. The Fund's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans and senior secured debt securities that meet credit standards established by the investment manager.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund invests primarily in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by INVESCO Senior Secured Management, Inc., (the "Sub-advisor"). The Sub-advisor, under the supervision of the Advisor, values the Corporate Loans and Corporate Debt Securities in accordance with guidelines adopted and periodically reviewed by the Fund's Board of Trustees. Under the Fund's current guidelines, Corporate Loans and Corporate Debt Securities for which an active secondary market exists to a reliable degree in the opinion of the Sub-advisor and for which the Sub-advisor can obtain one or more quotations from banks or dealers in Corporate Loans and Corporate Debt Securities will be valued by the Sub-advisor utilizing daily bid quotes. With respect to illiquid securities, i.e., Corporate Loans and Corporate Debt Securities for which an active secondary market does not exist to a reliable degree in the opinion of the Sub-advisor, and with respect to securities whose bid quotes the Sub-advisor believes do not accurately reflect fair value, such Corporate Loans and Corporate Debt Securities will be valued by the Sub-advisor at fair value, as determined in good faith by or under the supervision of the Board of Trustees pursuant to procedures specifically authorized by the Board of Trustees, and which is intended to approximate market value. The Sub-advisor believes that Intermediate Participants selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, the Sub-advisor may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- It is the policy of the Fund to declare and pay daily dividends from net investment income. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $10,641,485 as of December 31, 2001 expires as follows:

   CAPITAL LOSS
   CARRYFORWARD     EXPIRATION
   ------------     ----------
   $   453,428   December 31, 2007
   -------------------------------
    10,188,057   December 31, 2009
   ===============================
   $10,641,485
   _______________________________
   ===============================


E. INTERMEDIATE PARTICIPANTS -- The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

F. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS -- The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

G. DEFERRED ORGANIZATIONAL EXPENSES -- Expenses incurred by the Fund in connection with its organization aggregated $212,350. These expenses were amortized on a straight-line basis over a five-year period ended April 2002.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.95% of the Fund's average daily net assets. Under the terms of a master sub-advisory agreement between AIM and INVESCO Senior Secured Management, Inc. ("ISSM"), AIM pays ISSM at the annual rate of 0.48% of the Fund's average daily net assets. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended June 30, 2002, AIM waived fees of $632.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2002, AIM was paid $41,528 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2002, AFS retained $109,317 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class B shares and 0.75% of the average daily net assets of Class C shares. AIM Distributors has agreed to limit the Class C shares plan payments to 0.50%. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2002 the Class B shares and Class C shares paid AIM Distributors $421,211 and $70,666, respectively, as compensation under the Plans. For the six months ended June 30, 2002, AIM Distributors waived fees of $35,333 for Class C shares.

  AIM Distributors did not receive any commissions from sales of shares of the Fund during the six months ended June 30, 2002. For the six months ended June 30, 2002, AIM Distributors received $490,493 in early withdrawal sales charges imposed on redemptions of Fund shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended June 30, 2002, the Fund paid legal fees of $1,594 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended June 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,198 and reductions in custodian fees of $878 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,076.

NOTE 4--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5--REPURCHASE OFFERS

The Fund is committed to conducting quarterly Repurchase Offers which are offers by the Fund to repurchase at least 5% and up to 25% of its shares. In each Repurchase Offer, the repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Shares held less than four years and which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge of up to 3% for Class B shares and up to 1% for Class C shares of the lesser of the then current net asset value or the original purchase price of the shares being tendered.

NOTE 6--UNFUNDED LOAN COMMITMENTS

As of June 30, 2002, the Fund had unfunded loan commitments of $2,290,534, which could be extended at the option of the borrower, pursuant to the following loan agreements:

BORROWER                             UNFUNDED COMMITMENTS
--------                             --------------------
KSL Recreation Group, Inc.                $2,028,784
---------------------------------------------------------
MGM Mirage Inc.                              261,750
=========================================================
                                          $2,290,534
_________________________________________________________
=========================================================


NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                      2001           2000
                                   -----------    -----------
Distributions paid from ordinary
  income                           $30,857,600    $38,176,659
_____________________________________________________________
=============================================================


  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                  $    149,817
-----------------------------------------------------------
Capital loss carryforward                       (10,641,485)
-----------------------------------------------------------
Unrealized appreciation (depreciation)          (53,239,557)
===========================================================
                                               $(63,731,225)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of capital losses on wash sales, tax deferral of capital losses on defaulted bonds, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the six months ended June 30, 2002 was $122,869,483 and $150,683,877, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $  2,065,369
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (31,091,549)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $(29,026,180)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $376,834,311.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2002 and the year ended December 31, 2001 were as follows:

                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                    JUNE 30, 2002                DECEMBER 31, 2001
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    -------------
Sold:
  Class B                                                        387,998    $  3,385,732      5,033,314    $  46,390,260
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        255,083       2,227,515      3,190,440       29,199,004
========================================================================================================================
Issued as reinvestment of dividends:
  Class B                                                        453,704       3,968,869      1,672,643       15,188,096
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         45,486         396,648        175,619        1,590,157
========================================================================================================================
Reacquired:
  Class B                                                     (5,611,046)    (48,956,934)   (14,222,752)    (127,877,558)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,044,779)     (9,107,496)    (2,769,048)     (24,651,465)
========================================================================================================================
                                                              (5,513,554)   $(48,085,666)    (6,919,784)   $ (60,161,506)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                  CLASS B
                                               ------------------------------------------------------------------------------
                                                                                                             MAY 1, 1997
                                               SIX MONTHS                                                    (DATE OPERATIONS
                                                 ENDED                 YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                               JUNE 30,      --------------------------------------------    DECEMBER 31,
                                                 2002          2001        2000        1999        1998          1997
                                               ----------    --------    --------    --------    --------    ----------------
Net asset value, beginning of period            $   8.64     $   9.37    $   9.68    $   9.84    $  10.02        $  10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             0.19         0.60(a)     0.78        0.69(a)     0.68            0.46
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.14        (0.73)      (0.31)      (0.16)      (0.18)           0.02
=============================================================================================================================
    Total from investment operations                0.33        (0.13)       0.47        0.53        0.50            0.48
=============================================================================================================================
Less distributions:
  Dividends from net investment income             (0.19)       (0.60)      (0.78)      (0.69)      (0.67)          (0.46)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains               --           --          --          --       (0.01)             --
=============================================================================================================================
    Total distributions                            (0.19)       (0.60)      (0.78)      (0.69)      (0.68)          (0.46)
=============================================================================================================================
Net asset value, end of period                  $   8.78     $   8.64    $   9.37    $   9.68    $   9.84        $  10.02
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                     3.82%       (1.49)%      5.03%       5.49%       5.25%           5.04%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $321,622     $357,841    $458,359    $439,523    $288,074        $161,697
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets
  (including interest expense):
  With fee waivers                                  1.49%(c)     1.38%       1.50%       1.47%       1.51%           1.65%(d)
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               1.49%(c)     1.38%       1.50%       1.52%       1.64%           2.67%(d)
=============================================================================================================================
Ratio of net investment income to average
  net assets                                        4.41%(c)     6.66%       8.18%       7.02%       6.88%           7.26%(d)
=============================================================================================================================
Ratio of interest expense to average net
  assets                                              --           --        0.01%         --        0.01%           0.15%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                               37%          38%         39%         81%         75%            118%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include withdrawal charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $339,761,116.
(d)  Annualized.

                                                                                  CLASS C
                                                                -------------------------------------------
                                                                                              APRIL 3, 2000
                                                                SIX MONTHS                     (DATE SALES
                                                                  ENDED        YEAR ENDED     COMMENCED) TO
                                                                 JUNE 30,     DECEMBER 31,    DECEMBER 31,
                                                                   2002           2001            2000
                                                                ----------    ------------    -------------
Net asset value, beginning of period                             $  8.62        $  9.35          $  9.63
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.18           0.58(a)          0.58
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.14          (0.73)           (0.28)
===========================================================================================================
    Total from investment operations                                0.32          (0.15)            0.30
===========================================================================================================
Less distributions from net investment income                      (0.18)         (0.58)           (0.58)
===========================================================================================================
Net asset value, end of period                                   $  8.76        $  8.62          $  9.35
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                     3.69%         (1.75)%           3.22%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $25,252        $31,274          $28,354
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                  1.74%(c)       1.63%            1.73%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.99%(c)       1.88%            1.98%(d)
===========================================================================================================
Ratio of net investment income to average net assets                4.16%(c)       6.40%            8.14%(d)
===========================================================================================================
Ratio of interest expense to average net assets                       --             --             0.01%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                               37%            38%              39%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include withdrawal charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $28,500,604.
(d)  Annualized.

AS OF JUNE 30, 2002

BOARD OF TRUSTEES              OFFICERS                                  OFFICE OF THE FUND
Robert H. Graham               Robert H. Graham                          11 Greenway Plaza
                               Chairman and President                    Suite 100
Frank S. Bayley                                                          Houston, TX 77046
                               Gary T. Crum
Bruce L. Crockett              Senior Vice President                     INVESTMENT ADVISOR

Albert R. Dowden               Carol F. Relihan                          A I M Advisors, Inc.
                               Senior Vice President and Secretary       11 Greenway Plaza
Edward K. Dunn, Jr.                                                      Suite 100
                               Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                 Vice President and Treasurer
                                                                         SUB-ADVISOR
Carl Frischling                Robert G. Alley                                                                 .
                               Vice President                            INVESCO Senior Secured Management, Inc
Prema Mathai-Davis                                                       1166 Avenue of the Americas
                               Stuart W. Coco                            New York, NY 10036
Lewis F. Pennock               Vice President
                                                                         SUB-SUB-ADVISOR
Ruth H. Quigley                Melville B. Cox
                               Vice President                            INVESCO Institutional (N.A.), Inc.
Louis S. Sklar                                                           1166 Avenue of the Americas
                               Karen Dunn Kelley                         New York, NY 10036
                               Vice President
                                                                         TRANSFER AGENT
                               Edgar M. Larsen
                               Vice President                            A I M Fund Services, Inc.
                                                                         P.O. Box 4739
                                                                         Houston, TX 77210-4739

                                                                         CUSTODIAN

                                                                         State Street Bank and Trust Company
                                                                         225 Franklin Street
                                                                         Boston, MA 02110

                                                                         COUNSEL TO THE FUND

                                                                         Ballard Spahr
                                                                         Andrews & Ingersoll, LLP
                                                                         1735 Market Street
                                                                         Philadelphia, PA 19103

                                                                         COUNSEL TO THE TRUSTEES

                                                                         Kramer, Levin, Naftalis & Frankel LLP
                                                                         919 Third Avenue
                                                                         New York, NY 10022

                                                                         DISTRIBUTOR

                                                                         A I M Distributors, Inc.
                                                                         11 Greenway Plaza
                                                                         Suite 100
                                                                         Houston, TX 77046

LET A FAMILY OF FUNDS WORK FOR YOU

================================================================================

                       IF YOU GREW UP IN A LARGE FAMILY,

                          YOU UNDOUBTEDLY REMEMBER THE

                       BENEFITS OF BEING SURROUNDED BY A

                         DIVERSE GROUP OF INDIVIDUALS.

                         PERHAPS YOUR UNCLE WAS GOOD AT

                        FIXING CARS, YOUR MOTHER WAS AN

                        ACE GARDENER AND YOUR SISTER WAS

                            A WHIZ AT MATH. INDEED,

                       THE ADVANTAGES OF BEING PART OF A

                                FAMILY ARE MANY.

================================================================================

                                   [GRAPHIC]

And the same concept holds true for a family of mutual funds. By investing with a company that offers a large, diversified family of funds--each with a distinct investment goal and strategy--investors can benefit from flexibility, reduced sales charges and unified record-keeping. After consulting with your financial advisor, you can easily move from a growth fund to an income fund, for example (or vice versa), often without incurring sales charges. The sale or exchange of one mutual fund for another may, of course, have tax consequences.

   By investing in a family of funds, investors can qualify for reduced sales charges and breakpoints. Ways to do so include:

o RIGHTS OF ACCUMULATION - If you buy shares over time, you may be eligible for reduced sales charges once they have met certain minimums.

o LETTER OF INTENT - By promising, in writing, to invest a certain amount of money over a 13-month period, you may qualify for reduced sales charges, depending on the amount invested.

o LARGE INITIAL INVESTMENTS - While most mutual funds allow for relatively small initial investments, larger initial investments may earn you a reduced sales charge.

o DIVIDEND REINVESTMENT - All dividends and capital gains reinvested in a fund buy shares at net asset value (with no sales charge) rather than at the public offering price (which includes a sales charge).

MAKE YOUR FINANCIAL ADVISOR A PART OF THE FAMILY

Every family member is different; each has his or her own unique needs, goals, time horizons, and risk tolerances. Your brother may be concerned about saving for his children's college expenses, while your mother is concerned about her retirement needs. Financial advisors understand this, and an advisor can help identify investments that meet your individual needs, goals and preferences.

   A good financial advisor knows that diversification can reduce risk, since stocks and bonds behave differently in various market conditions. An advisor can help design asset-allocation strategies that combine all your investments and other financial resources into one comprehensive package. The idea is to spread assets over several investment categories--stocks, bonds and cash, to name just three--to minimize risk and to increase the odds that short- and long-range financial goals can be achieved. Indeed, as discussed earlier, one of the advantages of investing in a family of mutual funds is the flexibility to easily exchange funds.

SO REMEMBER:

o Visit your financial advisor annually for a "check-up." You and your advisor can make sure your investments are still on track--or can decide what changes are required.

o Talk to your financial advisor before changing your existing investments--or making any new ones.

o Contact your advisor any time market conditions or world events make you uneasy about your investments. He or she can help you focus on your long-term goals and strategy.

For more complete information about any AIM fund, including the risks, sales charges and expenses, obtain the appropriate prospectus(es) from your financial advisor. Please read the prospectus(es) carefully before you invest or send money.

                             EQUITY FUNDS

   DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                    leadership in the mutual fund industry since
      MORE AGGRESSIVE                             MORE AGGRESSIVE                   1976 and manages approximately $135 billion
                                                                                    in assets for more than 9 million shareholders,
AIM Opportunities I(1,2)                AIM Developing Markets                      including individual investors, corporate
AIM Opportunities II(1,2)               AIM European Small Company                  clients and financial institutions.*
AIM Opportunities III(1,2)              AIM Asia Pacific Growth(2)
AIM Emerging Growth                     AIM International Emerging Growth              The AIM Family of Funds--Registered
AIM Small Cap Growth(3)                 AIM Global Aggressive Growth                Trademark-- is distributed nationwide. AIM is a
AIM Aggressive Growth                   AIM European Growth(2)                      subsidiary of AMVESCAP PLC, one of the world's
AIM Mid Cap Growth                      AIM Euroland Growth(4)                      largest independent financial services companies
AIM Dent Demographic Trends             AIM International Growth(2)                 with $364 billion in assets under management.*
AIM Constellation                       AIM Global Growth
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Core Equity(2)
AIM Capital Development
AIM Mid Cap Core Equity(2)                        MORE CONSERVATIVE
AIM Select Equity
AIM Premier Equity II(2)                         SECTOR EQUITY FUNDS
AIM Premier Equity(2)
AIM Blue Chip                                     MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity               AIM New Technology
AIM Charter                             AIM Global Science and Technology(2)
AIM Basic Value                         AIM Global Energy(5)
AIM Large Cap Basic Value               AIM Global Infrastructure(4)
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
     MORE CONSERVATIVE                  AIM Real Estate

                                                 MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                            MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (4) On 8/23/02, AIM Euroland Growth Fund and AIM Global Infrastructure Fund were closed to new investors. (5) On 9/1/01 AIM Global Resources Fund was renamed AIM Global Energy Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 6/30/02                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       FLR-SAR-1

A I M DISTRIBUTORS, INC.